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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported):  December 11, 2000

                             KENETECH CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                         (State or other jurisdiction
                               of incorporation)

             33-53132                                    94-3009803
    (Commission File Number)              (IRS Employer Identification No.)

    500 Sansome Street, Suite 410
    San Francisco, California                                       94111
    (Address of Principal Executive Offices)                     (Zip Code)



                                (415) 398-3825
                        (Registrant's Telephone Number
                             Including Area Code)



                                Not applicable
         (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On December 11, 2000, the Court of Chancery of the State of Delaware in and for New Castle County (the "Chancery Court"), in the case styled Kohls v. Duthie, et al., denied the plaintiffs' request for a preliminary injunction. The Chancery Court's opinion denying the injunction is attached as Exhibit 99.1 hereto and incorporated by this reference. KENETECH Corporation (the "Company") issued a press release, dated December 12, 2000, announcing the Chancery Court's decision denying plaintiffs' request for a preliminary injunction. A copy of the press release issued by the Company with respect to the foregoing is attached as
Exhibit 99.2 hereto and incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           KENETECH CORPORATION

                                           By: /s/ Dianne P. Urhausen
                                               ----------------------
                                           Name:  Dianne P. Urhausen
                                           Title: Vice President and Secretary



Dated: December 12, 2000



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                                 EXHIBIT INDEX
   Exhibit
   Number                       Exhibit

   99.1 Opinion by the Court denying the Request for Preliminary Injunction, dated December 11, 2000

   99.2     KENETECH Corporation Press Release, dated December 12,
            2000

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